UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2024

Elevai Labs Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41875	85-1399981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 120 Newport Center Drive, Ste. 250 Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 794-4940

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13©(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

(a) The Second Amended and Restated Consulting Agreement for Non-Employee Chief Executive Officer.

On October 25, 2024, Elevai Labs Inc. (the “Company”) entered into the Second Amended and Restated Consulting Agreement for Non-Employee Chief Executive Officer (the Second Amended Bensler Consulting Agreement”) with GB Capital Ltd, a British Colombia, Canada corporation (“GB Capital”). The Second Amended Bensler Consulting Agreement amended and restated the terms of that certain Amended and Restated Consulting Agreement between the Company and GB Capital for Non-Employee Chief Executive Officer dated June 1, 2020 (the “Original Bensler Consulting Agreement”). The Original Bensler Consulting Agreement was amended and restated again on June 21, 2024 pursuant to that certain Amended and Restated Consulting Agreement for Non-Employee Chief Executive Officer between the Company and GB Capital. Under the Second Amended Bensler Consulting Agreement, GB Capital agreed to designate Mr. Graydon Bensler, Director of GB Capital, to perform the Services (as defined in the Second Amended Bensler Consulting Agreement).

(i) Services. Pursuant to the terms of the Second Amended Bensler Consulting Agreement, Mr. Bensler agreed to perform the Services as non-employee Chief Executive Officer of the Company as set forth in Exhibit A of the Second Amended Consulting Agreement, including: (a) managing the operations of the Company; (b) working with the Board of Directors of the Company (the “Board”) to develop and implement the Company’s strategic plan; and (c) performing such other duties of the Chief Executive Officer of the Company customarily related to this function in an organization of the size and nature of the Company, and performing such other duties as may be determined and assigned by the Board from time to time and required by the Company’s governing instruments. Under the Second Amended Bensler Consulting Agreement, GB Capital’s relationship with the Company will be that of an independent contractor.

(ii) Compensation.

As consideration for Mr. Bensler’s provision of the Services, the Company agreed to provide compensation to GB Capital as more fully set forth in Exhibit B of the Second Amended Bensler Consulting Agreement (“GB Compensation”). The GB Compensation included an annual consultant fee of $250,000 per annum (the “Bensler Annual Consultant Fee”), 1/12 of which Bensler Annual Consultant Fee will be paid to GB Capital once per calendar month (“GB Payment Cycle”), provided that Mr. Bensler performs the Services required to be performed in each GB Payment Cycle. The Company agreed that upon execution of the Second Amended Bensler Consulting Agreement, the Company would make the following payments to GB Capital: (a) a one-time bonus of $175,000, with (1) $100,000 of such bonus to be paid to GB Capital in cash and (2) $75,000 of such bonus to be remitted to GB Capital in Series B Preferred Stock, with the cash equivalent of such shares of Series B Preferred Stock to be determined by mutual agreement of the Company and GB Capital. In the Board’s sole discretion, it may also award GB Capital a bonus at the end of the applicable fiscal year in the amounts it determines in its sole discretion (each of such bonuses, the “Bensler Annual Bonus”), provided that GB Capital meets the Board’s performance objectives for GB Capital and GB Capital is engaged by the Company for such fiscal year in full. The target of the Annual Bonus is 125% or greater of the Bensler Annual Consultant Fee. For the avoidance of doubt, the first fiscal year for which the Company will consider whether GB Capital qualifies for the Bensler Annual Bonus is the fiscal year in which the Effective Date falls.

The Company shall also pay GB Capital in the first fiscal quarter of 2026 a bonus in the amount of $60,000 if the Company has a positive adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) in 2025.

Subject to the terms of the Second Amended Bensler Consulting Agreement, GB Capital is also entitled to each of the following bonus payments (collectively, the “Bensler Milestone Bonuses”). Such Bensler Milestone Bonuses are payable upon the occurrence of the following events, at which time the Company shall remit the applicable Milestone Bonuses to GB Capital as follows:

(A)	The Company shall pay GB Capital $50,000 for each Company acquisition consummated, provided the target company of such acquisition has $2,000,000 in annual revenue or more upon consummation of such acquisition.

(B)	The Company shall pay GB Capital $50,000 upon any closing of an equity or equity-linked financing of the Company which results in net proceeds being raised in such financing of $3,000,000 in a fiscal quarter (the closing which qualifies GB Capital for such payment, the “GB Triggering Equity Financing,” and such payment, the “GB Equity Financing Bonus”). For the avoidance of doubt, GB Capital is entitled only to a one-time payment of the GB Equity Financing Bonus $50,000 per fiscal quarter and the Company will not make further payments as an Equity Financing Bonus in spite of the occurrence of any of the following events: (A) the closing of any equity or equity-linked financings subsequent to the GB Triggering Equity Financing in such fiscal quarter which result in proceeds of $3,000,000 to the Company; (B) any closings for the same equity financing round subsequent to the GB Triggering Equity Financing in such fiscal quarter which result in additional proceeds of $3,000,000 or more to the Company.

(C)	If and when the Company achieves each of the targeted EBITDA amounts in one fiscal quarter, as set forth in this Section 1(e)(iii) (each of such amounts, “EBITDA Milestone”), the Company shall pay GB Capital a fee equal to 25% of the applicable EBITDA Milestone (such fee, the “EBITDA Milestone Bonus”: (A) $50,000; (B) $150,000; (C) $250,000; (D) $350,000. For the avoidance of doubt, GB Capital may only receive a one-time payment of the EBITDA Milestone Bonus in each fiscal quarter, upon the Company’s achievement of the applicable EBITDA Milestone, and the Company will not make further payments to GB Capital as the EBITDA Milestone Bonus even upon achievement of an EBITDA Milestone in the same fiscal quarter which value exceeds the value of the first EBITDA Milestone GB Capital has achieved in such fiscal quarter.

(D)	The Company shall pay GB Capital $300,000 each time the Company achieves a Market Valuation (as defined below) of $50,000,000 and $100,000,000, provided that each of such Market Valuations continues for each at least 5 consecutive Trading Days (as defined below).

“Market Valuation” means the value obtained by multiplying (x) the closing trading price of the Company’s common stock on the Nasdaq on the applicable Trading Day by (y) the total amount of issued and outstanding shares of the Company’s common stock on such Trading Day.

“Nasdaq” means The Nasdaq Stock Market LLC.

“Trading Day” means a day on which national stock exchanges and the Nasdaq are open for trading.

Notwithstanding anything to the contrary stated herein or in the Second Amended Bensler Consulting Agreement, GB Capital may elect to accrue the Bensler Milestone Bonuses and convert the cash amount of the Bensler Milestone Bonus into shares of the Company’s common stock or preferred stock. In such event, the conversion ratio of the Bensler Milestone Bonus shall be determined by mutual agreement between the Company and GB Capital.

(iii) Termination and Severance. Either party may terminate the Second Amended Bensler Consulting Agreement upon at least thirty (30) days prior written notice to the other party. Notwithstanding the foregoing sentence, GB Capital is only entitled to a one-time severance payment of $250,000 (the “Bensler Severance Payment”), if any, on the occurrence of a GB Severance Event (as defined below). If GB Capital is not terminated for GB Cause, GB Capital shall execute a separation agreement and release of claims (“Separation Agreement”) in a form satisfactory to the Company and GB Capital which becomes irrevocable no later than sixty (60) days following GB Capital’s termination. GB Capital agreed to remain in full compliance with the Separation Agreement. All unvested stock options of GB Capital at the time of such termination shall accelerate and vest in full at the time of GB Capital’s termination.

If (i) Company breaches any of its obligations pursuant to the Second Amended Bensler Consulting Agreement or (ii) GB Capital breaches any of its obligations pursuant to the Second Amended Bensler Consulting Agreement, including, but not limited to, GB Capital’s obligations under the Confidential Information and Invention Assignment Agreement between Company and GB Capital, the form of which is attached to the Second Amended Bensler Consulting Agreement as Exhibit C, then the non-breaching party may terminate the Second Amended Bensler Consulting Agreement immediately if the breaching party fails to cure the breach within five (5) business days after having received written notice by the non-breaching party of the breach or default.

“Change of Control” means an event in which it the Company is sold to, merged, consolidated, reorganized into or with, or the Company’s assets are transferred or sold to another entity, after which the holders of voting securities of the Company immediately prior to such event, including voting securities issuable upon exercise or conversion of vested options, warrants or other securities or rights, hold (directly or indirectly) less than a majority of the combined voting power of the then-outstanding securities of the surviving entity of such event.

“GB Cause” means any of the following: (a) willful failure by GB Capital to perform its duties and responsibilities to the Company pursuant to the Second Amended Bensler Consulting Agreement, in such case after written notice thereof and a failure to remedy such failure within ten (10) days of the Company’s notice; (b) commission by GB Capital of any act of fraud, embezzlement, or any other willful misconduct that has caused or is reasonably expected to cause material injury to the Company; (c) unauthorized use or disclosure by GB Capital of any confidential information of the Company or any other party to whom GB Capital owes an obligation of nonuse and nondisclosure as a result of GB Capital’s relationship with the Company; (d) abuse of alcohol or drugs; or (e) breach by GB Capital of any of its obligations under the Second Amended Bensler Consulting Agreement or any other written agreement with the Company after written notice thereof and, if capable of being remedied, a failure to remedy such breach within ten (10) days of such notice.

“GB Severance Event” means (a) a Change of Control; (b) GB Capital’s termination for GB Cause; or (c) the GB Capital’s termination by majority shareholder or Board vote.

(b) The Second Amended and Restated Consulting Agreement for Non-Executive Chairman.

On October 25, 2024, the Company entered into the Second Amended and Restated Consulting Agreement for Non-Executive Chairman (the “Second Amended Lichti Consulting Agreement”) with Northstrive Companies Inc., a California corporation (“Northstrive”). The Second Amended Lichti Consulting Agreement amended and restated the terms of that certain Amended and Restated Consulting Agreement between the Company and Northstrive for Non-Executive Chairman dated May 1, 2023 (the “Original Lichti Consulting Agreement”). The Original Lichti Consulting Agreement was amended and restated again on June 21, 2024 pursuant to that certain Amended and Restated Consulting Agreement for Non-Executive Chairman between the Company and Northstrive. Pursuant to that certain Assignment Agreement dated June 21, 2024 by and between the Company, Northstrive, and Mr. Braeden Lichti, Northstrive agreed to designate Mr. Lichti to perform the Services (as defined in the Second Amended Lichti Consulting Agreement). Under the Second Amended Lichti Consulting Agreement, Northstrive’s relationship with the Company will be that of an independent contractor.

(i) Services. Pursuant to the terms of the Second Amended Lichti Consulting Agreement, Mr. Lichti agreed to perform the Services as non-executive Chairman of the Company as set forth in Exhibit A of the Second Amended Consulting Agreement, including: (a) providing leadership and guidance to the Board; (b) working with the Board to develop and implement the Company’s strategic plan; (c) promoting and overseeing high standards of corporate governance amongst the Board; (d) acting as a liaison between the Board and executive management of the Company and the Company’s committees; (e) advising the Company’s senior management on matters of Company operations; (f) originating merger and acquisition opportunities for the Company and advising the Company in connection with the same; (g) providing capital raising advisory services to the Company; and (h) performing such other duties of the Chairman of the Board customarily related to this function in an organization of the size and nature of the Company, and performing such other duties as may be determined and assigned by the Board and required by the Company’s governing instruments.

(ii) Compensation. As consideration for Mr. Lichti’s provision of the Services, the Company agreed to provide compensation to Northstrive as more fully set forth in Exhibit B of the Second Amended Lichti Consulting Agreement (“Northstrive Compensation”). The Northstrive Compensation included an annual consultant fee of $300,000 per annum (the “Lichti Annual Consultant Fee”), 1/12 of which Lichti Annual Consultant Fee will be paid to Northstrive once per calendar month (“Northstrive Payment Cycle”), provided that Northstrive performs the Services required to be performed in each Northstrive Payment Cycle. The Company agreed that upon execution of the Second Amended Lichti Consulting Agreement, the Company would make the following payments to Northstrive: (a) a one-time bonus of $175,000, with (1) $100,000 of such bonus to be paid to Northstrive in cash and (2) $75,000 of such bonus to be remitted to Northstrive in Series B Preferred Stock, with the cash equivalent of such shares of Series B Preferred Stock to be determined by mutual agreement of the Company and Northstrive; and (b) 300,000 shares of Series B Preferred Stock. In the Board’s sole discretion, it may also award Northstrive a bonus at the end of the applicable fiscal year in the amounts it determines in its sole discretion (each of such bonuses, the “Lichti Annual Bonus”), provided that Northstrive meets the Board’s performance objectives for Northstrive and Northstrive is engaged by the Company for such fiscal year in full. The target of the Lichti Annual Bonus is 125% or greater of the Lichti Annual Consultant Fee.

Subject to the terms of the Second Amended Lichti Consulting Agreement, Northstrive is also entitled to each of the following bonus payments (collectively, the “Northstrive Milestone Bonuses”). Such Northstrive Milestone Bonuses are payable upon the occurrence of the following events, at which time the Company shall remit the applicable Northstrive Milestone Bonuses to Northstrive as follows:

(A) The Company shall pay Northstrive $150,000 for each Company acquisition consummated, provided that the target company of such acquisition has $2,000,000 in annual revenue or more upon consummation of the acquisition.

(B) The Company shall pay Northstrive $50,000 upon any closing of an equity or equity- linked financing of the Company which results in net proceeds being raised in such financing of $3,000,000 in a fiscal quarter (the closing which qualifies Northstrive for such payment, the “Northstrive Triggering Equity Financing,” and such payment, the “Northstrive Equity Financing Bonus”). For the avoidance of doubt, Northstrive is entitled only to a one-time payment of the Northstrive Equity Financing Bonus $50,000 per fiscal quarter and the Company will not make further payments as a Northstrive Equity Financing Bonus in spite of the occurrence of any of the following events: (A) the closing of any equity or equity-linked financings subsequent to the Northstrive Triggering Equity Financing in such fiscal quarter which result in proceeds of $3,000,000 to the Company; (B) any closings for the same equity financing round subsequent to the Northstrive Triggering Equity Financing in such fiscal quarter which result in additional proceeds of $3,000,000 or more to the Company.

(C) The Company shall pay Northstrive $75,000 each time the Company achieves a Market Valuation of $10,000,000, $20,000,000, $30,000,000, and $40,000,000 (each of such payments, “Northstrive Valuation Payment”), provided that each of such market valuations continue for each at least five (5) consecutive Trading Days, and provided further that the Company may only recover any erroneously awarded amounts in Northstrive Valuation Payments for one (1) year following the date of such erroneous award.

(D) The Company shall pay Northstrive $300,000 each time the Company achieves a Market Valuation of $50,000,000 and $100,000,000, provided that each of such Market Valuations continues for each at least two (2) consecutive Trading Days.

Notwithstanding anything to the contrary stated herein or in the Second Amended Lichti Consulting Agreement, Northstrive may elect to accrue the Northstrive Milestone Bonuses and convert the cash amount of the Northstrive Milestone Bonus into shares of the Company’s common stock or preferred stock. In such event, the conversion ratio of the Northstrive Milestone Bonus shall be determined by mutual agreement between the Company and Northstrive.

(iii) Termination and Severance. Either party to the Second Amended Lichti Consulting Agreement may terminate the same by thirty (30) days’ written notice to the other party. Notwithstanding the foregoing sentence, Northstrive is only entitled to a one-time severance payment (“Northstrive Severance Payment”), if any, on the occurrence of a Northstrive Severance Event (as defined below).

If Northstrive is not terminated for Northstrive Cause (as defined below), Northstrive shall execute a separation agreement and release of claims (“Separation Agreement”) in a form satisfactory to the Company and Northstrive which becomes irrevocable no later than sixty (60) days following Northstrive’s termination. Northstrive agreed to remain in full compliance with the Separation Agreement. If Northstrive is not terminated for Northstrive Cause, Northstrive’s stock options at the time of such termination will not accelerate and vest in full at the time of Northstrive’s termination.

“Northstrive Cause” means any of the following: (a) willful failure by Northstrive to perform its duties and responsibilities to the Company pursuant to the Second Amended Lichti Consulting Agreement, in such case after written notice thereof and a failure to remedy such failure within ten (10) days of the Company’s notice; (b) commission by Northstrive of any act of fraud, embezzlement, or any other willful misconduct that has caused or is reasonably expected to cause material injury to the Company; (c) unauthorized use or disclosure by Northstrive of any confidential information of the Company or any other party to whom Northstrive owes an obligation of nonuse and nondisclosure as a result of Northstrive’s relationship with the Company; (d) abuse of alcohol or drugs; or (e) breach by Northstrive of any of its obligations under the Second Amended Lichti Consulting Agreement or any other written agreement with the Company after written notice thereof and, if capable of being remedied, a failure to remedy such breach within ten (10) days of such notice.

“Northstrive Severance Event” means (a) a Change of Control; (b) Northstrive’s termination for Northstrive Cause; or (c) the Northstrive’s termination by majority shareholder or Board vote.

“Northstrive Severance Payment” means the amount equal to the sum of: (a) $1,500,000; (b) $375,000; (c) health insurance coverage for Northstrive under the existing health insurance policy offered to Northstrive pursuant to its engagement with the Company as a consultant; and (d) full acceleration and vesting of all of Northstrive’s unvested stock options at the time of such termination.

The above is a summary of the Second Amended Bensler Consulting Agreement and Second Amended Lichti Consulting Agreement only and is qualified in its entirety by reference to the Bensler Consulting Agreement and Lichti Consulting Agreement filed to this Current Report on Form 8-K (“Report”) as Exhibits 10.1 and Exhibit 10.2 to this Report, respectively.

Forward Looking Statements

This Report, including Exhibits 99.1 and 99.2 hereto, contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should” or similar expressions, although some forward-looking statements are expressed differently. Forward-looking statements represent the Company’s management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in the Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s reports filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Second Amended and Restated Consulting Agreement for Non-Employee Chief Executive Officer
10.2	Second Amended and Restated Consulting Agreement for Non-Executive Chairman
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2024

Elevai Labs, Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer, President, and Director